SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           ------------------------

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                           Date of Report (Date of earliest event reported):
                            October 22, 1996

                          AAMES FINANCIAL CORPORATION

            (Exact name of Registrant as specified in its charter)

         Delaware                      33-43237               95-4340340
(State or otherjurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)        Identification No.)



                      3731 Wilshire Boulevard, 10th Floor
                         Los Angeles, California 90010
                   (Address of principal executive offices)


                                (213) 351-6100
                        (Registrant's telephone number)

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ITEM 5.   OTHER EVENTS

     Reference is made to the press releases of Registrant issued on October 22 and October 28, 1996, which contain information meeting the requirements of this Item 5 and which are incorporated herein by this reference. Copies of the press releases are attached to this Form 8-K as Exhibits "1" and "2".

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-k to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AAMES FINANCIAL CORPORATION

          11/01/96                 by:  /s/ Gregory J. Witherspoon
         ------------              -------------------------------
             Date
                                        Gregory J. Witherspoon
                                        Executive Vice President - Finance and
                                        Chief Financial Officer

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